SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 17, 2004
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                            BG FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


      Tennessee                      000-50771                  20-0307691
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(State or Other Jurisdiction of     (Commission              (I.R.S. Employer
Incorporation or Organization)      File Number)          Identification Number)

3095 East Andrew Johnson Highway, Greeneville, Tennessee          37745
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    (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (423) 636-1555
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On December 13, 2004, Rance P. Merkel resigned as a member of the Board of Directors of BG Financial Group, Inc.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BG FINANCIAL GROUP, INC.

Dated: December 17, 2004                By: /s/ J. Robert Grubbs
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                                           J. Robert Grubbs
                                           President and Chief Executive Officer